UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 14, 2006

                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

            0-28456                                 65-0635748
   (Commission file number)            (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                           West Palm Beach, Fl. 33401
          (Address of principal executive offices, including zip code)

                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

      Item 2.02 Results of Operations and Financial Condition

      On March 14, 2006, the Company issued a press release regarding its results of operations for the 2005 fiscal year. A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

          99.1 - Press Release dated March 14, 2006

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2006


                                   METROPOLITAN HEALTH NETWORKS, INC


                                   By: /s/ Roberto Palenzuela
                                       --------------------------------------
                                   Roberto Palenzuela
                                   Secretary and General Counsel